                       FIRST AMENDMENT TO SUBSCRIPTION AGREEMENT
                                    (COMMON STOCK)


    THIS FIRST AMENDMENT TO SUBSCRIPTION AGREEMENT (the "First Amendment") is made and entered into as of the ___ day of April, 1997, by and between Commerce Security Bancorp, Inc., a Delaware corporation (the "Company"), and the investor whose name appears on the signature page hereto (the "Subscriber"). All capitalized terms used and not defined herein shall have the respective meanings set forth in the Subscription Agreement, dated as of December 21, 1996 (the "Subscription Agreement"), by and between the Company and the Subscriber.

    WHEREAS, the parties desire to amend the Subscription Agreement as set forth herein;

    NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

   1. The Subscriber acknowledges that the Subscriber has received and has had an opportunity to review Supplement No. 1, dated December 20, 1996, and Supplement No. 3, dated April 4, 1997, to the Company's Private Placement Memorandum dated December 18, 1996 (collectively, with each Supplement thereto, the "Memorandum").

   2. The term Placement Shares shall mean shares of Class B Common Stock, $.01 par value per share, the relative rights and preferences of which are defined in the form of Amended and Restated Certificate of Incorporation attached as Exhibit C to the Securities Purchase Agreement (as defined in Supplement No. 3 to the Memorandum).

   3. Section 1(d) of the Subscription Agreement is hereby amended by DELETING the following sentence:

         "No reduction in the number of Placement Shares available for issuance to Subscribers as a consequence of a Reduction Event shall reduce the Subscriber's Maximum Share Amount (as defined hereinafter) by more than one-third."

   4. Section 1(e) of the Subscription Agreement shall be deleted in its entirety and the following paragraph shall be substituted in lieu thereof:

         "(e) Subject to the terms, conditions and limitations herein set forth, the Company shall pay to the Subscriber at the Funding (as hereinafter defined) a commitment fee (the "Commitment Fee") equal to one percent (1%) of the product of the Subscription Price multiplied by the number of shares that the Company had agreed to make available to the Subscriber at the time of the Company's acceptance of the Subscription (the "Maximum Share Amount"), provided that the Subscriber has fully complied with all of the terms of this Agreement."

    5. Except as expressly amended herein, the Subscription Agreement remains in full force and effect as amended hereby.

    IN WITNESS WHEREOF, and intending to be legally bound thereby, each of the Subscriber and Commerce Security Bancorp, Inc. has signed or caused to be signed its name under seal as of the day and year first above written.

SUBSCRIBER:                  INDIVIDUAL INVESTOR:


                             --------------------------------------
                                        (Print Name)



                             --------------------------------------
                                         (Signature)


                             PARTNERSHIP, CORPORATION, TRUST OR
                             INSTITUTIONAL INVESTOR:


                              --------------------------------------
                                     (Print Name of Entity)


                             By:
                                  ----------------------------------
                                  Name:
                                  Title:


COMPANY:                     COMMERCE SECURITY BANCORP, INC.

                             By:
                                  ----------------------------------
                             Name:    Robert P. Keller
                             Title:   President and Chief Executive Officer

1STAMEND.





                                         -3-